SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2001

SEARS, ROEBUCK AND CO.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)
1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road, Hoffman Estates, Illinois (Address of principal executive offices)	60179 (Zip Code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Item 5. Other Events.

On December 12, 2001, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7. Exhibits.

The Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.

By: /s/Glenn R. Richter Glenn R. Richter Vice President and Controller

Date: December 14, 2001

EXHIBIT INDEX

Exhibit No.
99.	Sears, Roebuck and Co. press release dated December 12, 2001